AMENDMENT
                              TO
                  LOAN AND SECURITY AGREEMENT

This amendment to Loan and Security Agreement is entered into as of September 17, 1999 (the "Amendment"), by and between Bank SinoPac, Los Angeles Branch and Far East National Bank (individually, a "Lender" and collectively, the "Lenders") and Integrated Packaging Assembly Corporation ("Borrower").

RECITALS

Borrower and Lender are parties to that certain Loan and Security
Agreement dated as of September 17, 1999, as amended (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.   Section 6.3  is amended to read as follows:

     6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Servicing Agent: (a) as soon as available, but in any event within thirty (30) days after the end of each month, agings of accounts receivable and accounts payable, in a form reasonably acceptable to Servicing Agent and certified by a Responsible Officer;
(b) within fifteen (15) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K (including audited annual financial statements and an unqualified opinion (except for a "going concern" exception) from Borrower's independent certified public accountants), 10-Q (including quarterly financial statements) and 8-K filed with the Securities and Exchange Commission; ( c) as soon as available, but in any event within sixty (60) days of the last day of each fiscal quarter, Guarantor's quarterly financial statements; (d) as soon as available, but in any event within one hundred twenty (120) days of the last day of each fiscal year, audited annual financial statements of Guarantor and an unqualified opinion from Guarantor's independent certified public accountants; (e) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more, and (f) such budgets, financial forecasts, operating plans or other financial information as Bank may be reasonably request from time to time. Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

     2.   Section 7.11 is amended to read as follows:

          7.11 Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Servicing Agent has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at its principal place of business and such other locations of which Borrower gives Servicing Agent prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Servicing Agent's security interest.

     3. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                INTEGRATED PACKAGING ASSEMBLY
                                CORPORATION


                                By: /S/ P. Verderico
                                    --------------------------
                                Title: CEO
                                       -----------------------


                                BANK SINOPAC, LOS ANGELES BRANCH

                                By: /S/ Sophie Cheng
                                    --------------------------
                                Title: VP
                                       -----------------------


                                FAR EAST NATIONAL BANK

                                By: Martha Minker
                                    --------------------------
                                Title: AVP
                                       -----------------------